As filed with the Securities and Exchange Commission
                       on January 6, 1997

===================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                         ---------------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                        (Amendment No. 12)

                        Loctite Corporation
                       (Name of the Issuer)
                        HC Investments, Inc.
                            Henkel KGaA
                        Henkel Merger Corp.
                        Loctite Corporation
                (Name of Persons Filing Statement)

                         ---------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)
                         ---------------
          Dr. Karl Gruter                 Eugene F. Miller, Esq.
            Henkel KGaA                    Loctite Corporation
         Henkelstrasse 67                 10 Columbus Boulevard
        D-40191 Dusseldorf             Hartford, Connecticut 06106
              Germany                         (860) 520-5000
          49-211-797-2137


           (Name, Address and Telephone Number of Person
     Authorized to Receive Notices and Communications on Behalf
                  of Persons Filing Statement)
                         ---------------
                          With copies to:

      William A. Groll, Esq.               Stuart Z. Katz, Esq.
     Cleary, Gottlieb, Steen              Fried, Frank, Harris,
            & Hamilton                      Shriver & Jacobson
         One Liberty Plaza                  One New York Plaza
     New York, New York 10006            New York, New York 10004
          (212) 225-2000                      (212) 859-8000


    This statement is filed in connection with (check the appropriate box):

    a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. ( ) The filing of a registration statement under the Securities Act of 1933.
    c. (x)  A tender offer.
    d. ( )  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. ( )

===================================================================



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      HC Investments, Inc., Henkel KGaA and Loctite Corporation
hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, as amended, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 12. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

      The Offer expired at 5:00 p.m., New York City time, on Friday, January 3, 1997. Prior to the expiration of the Offer, 19,884,139 Shares had been tendered pursuant to the Offer (including 597,575 Shares tendered pursuant to the procedure for guaranteed delivery). Henkel Merger Corp. ("HMC"), an indirect, wholly-owned subsidiary of Parent, by oral notice to the Depositary, accepted for payment and thereby purchased all Shares validly tendered prior to the expiration of the Offer.

      The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.

                     Cross-Reference Sheet to
                          Schedule 14D-1

Item and Caption of Schedule 13E-3                   Item of Schedule 14D-1
----------------------------------                   ----------------------

   2.  Identity and Background.                                2

   4.  Terms of the Transaction.                               7

   5.  Plans or Proposals of the Issuer or Affiliate.          5

  10.  Interest in Securities of the Issuer.                   6

  11.  Contracts, Arrangements or Understandings With          7
       Respect to the Issuer's Securities.

  16.  Additional Information.                                10

  17.  Material to be Filed as Exhibits.                      11





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ITEM 2.   IDENTITY AND BACKGROUND.

      Item 2 of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 2 of the Schedule
14D-1.


ITEM 4.   TERMS OF THE TRANSACTION.

      Item 4(a) of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 7 of the Schedule 14D-1.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

      Item 5 of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 5 of the Schedule
14D-1.


ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

      Item 10 of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 6 of the Schedule
14D-1.


ITEM 11.  CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS
          WITH RESPECT TO THE ISSUER'S SECURITIES.

      Item 11 of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 7 of the Schedule
14D-1.


ITEM 16.  ADDITIONAL INFORMATION.

      Item 16 of the Statement is hereby amended and supplemented to incorporate by reference the answers to Item 10 of the
Schedule 14D-1.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(c)(7) First Amendment to Agreement and Plan of Merger, dated as of January 2, 1997, between Parent, Purchaser and the
          Company.
(c)(8)    Assignment, dated January 3, 1997, between Purchaser and HMC.
(g)(14)   Press Release dated January 6, 1997.



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                             SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: January 6, 1997

                             HC INVESTMENTS, INC.


                             by  /s/ Ernest G. Szoke
                               ---------------------------
                               Name: Ernest G. Szoke
                               Title: Secretary


                             HENKEL KGaA


                             by  /s/ Lothar Steinebach
                               ---------------------------
                               Name: Lothar Steinebach
                               Title:   Vice President

                             by  /s/ Petra Hammerlein
                               ---------------------------
                               Name: Petra Hammerlein
                               Title: Senior Counsel


                             LOCTITE CORPORATION


                             by  /s/ David Freeman
                               ---------------------------
                               Name: David Freeman
                               Title: Chairman and Chief
                                      Executive Officer


                             HENKEL MERGER CORP.


                             by  /s/ Ernest G. Szoke
                               ---------------------------
                               Name: Ernest G. Szoke
                               Title: Secretary

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME
-------        ------------

(c)(7) First Amendment to Agreement and Plan of Merger, dated as of January 2, 1997, between Parent, Purchaser and the Company (previously filed as exhibit (c)(7) to the Schedule 14D-1 and incorporated herein by reference).
(c)(8) Assignment, dated January 3, 1997, between Purchaser and HMC (previously filed as exhibit
               (c)(8) to the Schedule 14D-1 and incorporated herein by reference).
(g)(14) Press Release dated January 6, 1997 (previously filed as exhibit (g)(14) to the Schedule 14D-1 and incorporated herein by reference).







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